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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 5, 2004


                                   REVA, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-26235


            COLORADO                                         54-1921580
 (State or other jurisdiction of                           (IRS Employer
incorporation or organization)                         Identification Number)

            2705 CANTON STREET                                 75226
            DALLAS, TEXAS                                    (Zip Code)
(Address of principal executive offices)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (469) 227-7605
                                   ----------


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Item 5. Other Events and Regulation FD Disclosure

Reva, Inc. (the "Company") is filing this Current Report on Form 8-K to announce changes to its management team. Effective July 5, 2004, Mr. Dennis McLaughlin was appointed to the Board of Directors of the Company and, in addition, was named Chairman of the Board of Directors. On July 12, 2004, Mr. Kit Chambers was appointed to the Board of Directors of the Company. Effective July 21, 2004, Mr. John Mills was appointed to the Board of Directors of the Company, and Mr. Kit Chambers was elected Corporate Secretary.

Mr. Paul Fisher no longer serves on the Board of Directors, having resigned effective July 12, 2004. Mr. James Ontiveros no longer serves as CEO of the Company, having resigned effective July 15. Mr. Dennis McLaughlin succeeds Mr. Ontiveros as Chief Executive Officer of the Company. Additionally, Mr. Bill Slay's tenure as President of the Company ended effective July 21, 2004.

The Board of Directors of the Company is currently comprised of the following individuals: Mr. Dennis McLaughlin; Mr. James Ontiveros; Mr. John Diebold; Mr. Bill Slay; Mr. John Mills; and Mr. Kit Chambers.


Item 7.  Financial Statements and Exhibits

         (a) Financial Statements of business acquired:

                  Not applicable

         (b) Pro Forma Financial Information:

                  Not applicable

         (c) Exhibits:

                  None



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 17, 2004

                                            REVA, INC.


                                            By: /s/ Dennis McLaughlin
                                            -------------------------
                                            Dennis McLaughlin
                                            Chairman of the Board




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                                  EXHIBIT INDEX

EXHIBITS.

         None